 As filed with the Securities and Exchange Commission on July 11, 2025

Registration No. 333-287519

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 2 TO

FORM S-1

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

SOLUNA HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	7374	14-1462255
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

325 Washington Avenue Extension

Albany, New York 12205

Telephone: (516) 216-9257

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

John Belizaire

Chief Executive Officer

Soluna Holdings, Inc.

325 Washington Ave Extension

Albany, New York 12205

(516) 216-9257

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Please send copies of all communications to:

Steven E. Siesser, Esq. Daniel L. Forman, Esq. Lowenstein Sandler LLP 1251 Avenue of the Americas New York, New York 10020 (212) 204-8688

Approximate date of commencement of proposed sale to the public:

As soon as practicable after the effective date of this registration statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☒	Smaller reporting company	☒
		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment that specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Amendment No. 2 (the “Amendment”) to the Registration Statement on Form S-1 of Soluna Holdings, Inc. (File No. 333-287519) (the “Registration Statement”) is being filed as an exhibit-only filing solely to file the opinion and consent of Brownstein Hyatt Farber Schreck, LLP as Exhibit 5.1 and the opinion and consent of Lowenstein Sandler LLP as Exhibit 5.2. Accordingly, this Amendment consists only of the facing page, this explanatory note, Item 16 of Part II of the Registration Statement, the signature pages to the Registration Statement, and the referenced exhibits. The prospectus and the balance of Part II of the Registration Statement are unchanged hereby and have been omitted.

Item 16. Exhibits.

Exhibit No.	Description of Document

2.1	Agreement and Plan of Merger dated August 11, 2021, by and among Soluna Holdings, Inc., formerly known as Mechanical Technology, Incorporated, SCI Merger Sub, Inc., and Soluna Callisto Holdings Inc., formerly known as Soluna Computing, Inc. (incorporated by reference from Exhibit 2.1 of the Company’s Form 8-K Report filed August 12, 2021).

3.1	Articles of Incorporation of Soluna Holdings, Inc., formerly known as Mechanical Technology, Incorporated (incorporated by reference from Exhibit 3.1 of the Company’s Form 10-K Report for the year ended December 31, 2020 (the “2020 Form 10-K”)).

3.2	Articles of Merger filed with the Secretary of State of Nevada (incorporated by reference from Exhibit 3.3 of the 2020 Form 10-K).

3.3	Certificate of Merger filed with the Department of State of New York (incorporated by reference from Exhibit 3.4 of the 2020 Form 10-K).

3.4	Certificate of Amendment filed with the Secretary of State of Nevada dated June 9, 2021 (incorporated by reference from Exhibit 3.1 of the Company’s Form 8-K Report filed June 15, 2021).

3.5	Certificate of Amendment to Articles of Incorporation filed with the Secretary of State of Nevada on November 2, 2021 (incorporated by reference from Exhibit 3.1 of the Company’s Form 8-K Report filed November 4, 2021).

3.6	Bylaws of Soluna Holdings, Inc., formerly known as Mechanical Technology, Incorporated, (incorporated by reference from Exhibit 3.2 of the 2020 Form 10-K).

3.7	Certificate of Designations, Preferences and Rights of 9.0% Series A Cumulative Perpetual Preferred Stock filed with the Secretary of State of the State of Nevada on August 18, 2021 (Incorporated by reference to the Company’s Form 8-A, filed with the SEC on August 19, 2021).

3.8	Certificate of Amendment to Certificate of Designations, Preferences and Rights of 9.0% Series A Cumulative Perpetual Preferred Stock, filed with the Secretary of State of the State of Nevada on December 22, 2021 (Incorporated by reference to the Company’s Form 8-K Report filed with the SEC on December 29, 2021).

3.9	Certificate of Amendment to Certificate of Designations, Preferences and Rights of 9.0% Series A Cumulative Perpetual Preferred Stock, filed with the Secretary of State of the State of Nevada on April 21, 2022 (Incorporated by reference to the Company’s Form 8-K Report filed with the SEC on April 27, 2022).

3.10	Certificate of Designation of Series B Convertible Preferred Stock, filed with the Nevada Secretary of State on July 20, 2022 (Incorporated by reference to the Company’s Form 8-K Report filed with the SEC on July 20, 2022).

3.11	Certificate of Change dated October 11, 2023 (incorporated by reference to Exhibit 3.1 of the Company’s Form 8-K Report filed October 17, 2023)

4.1	Form of Common Purchase Warrant (incorporated by reference from Exhibit 4.3 of the Company’s Registration Statement on Form S-1/A filed April 12, 2021).

4.2	Form of Underwriters’ Warrant (incorporated by reference from Exhibit 4.4 of the Company’s Registration Statement on Form S-1/A filed April 12, 2021).

4.4	Form of 9.0% Series A Cumulative Perpetual Preferred Stock Certificate (incorporated by reference from Exhibit 4.2 of the Company’s Form 8-K Report filed August 23, 2021).

4.5	Form of Secured Convertible Note issued by the Company pursuant to and in accordance with the Securities Purchase Agreement dated as of October 20, 2021 (incorporated by reference from Exhibit 4.1 of the Company’s Form 8-K Report filed October 25, 2021).

4.6	Form of Class A Common Stock Purchase Warrant issued by the Company pursuant to and in accordance with the Securities Purchase Agreement dated as of October 20, 2021 (incorporated by reference from Exhibit 4.2 of the Company’s Form 8-K Report filed October 25, 2021).

4.7	Form of Class B Common Stock Purchase Warrant issued by the Company pursuant to and in accordance with the Securities Purchase Agreement dated as of October 20, 2021 (incorporated by reference from Exhibit 4.3 of the Company’s Form 8-K Report filed October 25, 2021).

4.8	Form of Class C Common Stock Purchase Warrant issued by the Company pursuant to and in accordance with the Securities Purchase Agreement dated as of October 20, 2021 (incorporated by reference from Exhibit 4.4 of the Company’s Form 8-K Report filed October 25, 2021).

4.9	Form of Representative’s Warrant (incorporated by reference from Exhibit 4.2 of the Company’s Form 8-K Report filed December 29, 2021).

4.10	Form of Class D Common Stock Purchase Warrant (Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on September 14, 2022).

4.11	Form of Class E Common Stock Purchase Warrant (Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on September 14, 2022).

4.12	Form of Class F Common Stock Purchase Warrant (Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on September 14, 2022).

4.13	Form of Class G Common Stock Purchase Warrant (Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on September 14, 2022).

4.14	Description of Securities (Incorporated by reference to the Company’s Annual Report on Form 8-K filed with the SEC on March 31, 2025)

4.15	Form of A Warrant dated May 11, 2023 (incorporated by reference to Exhibit 4.17 to the Quarterly Report on Form 10-Q filed on May 15, 2023 (the “First Quarter 2023 Form 10-Q”))

4.16	Form of B Warrant dated May 11, 2023 (incorporated by reference to Exhibit 4.18 to the First Quarter 2023 Form 10-Q)

4.17	Form of Warrant- Amended Class A Warrant (dated February 28, 2024) (incorporated by reference to Exhibit 4.20 the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 15, 2024)

4.18	Form of Warrant- Amended Class B Warrant (dated February 28, 2024) (incorporated by reference to Exhibit 4.21 the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 15, 2024)

4.19	Form of Warrant- Amended Class C Warrant (dated February 28, 2024) (incorporated by reference to Exhibit 4.22 the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 15, 2024)

4.20	Form of Warrant- Extension $0.01 Warrant (dated February 28, 2024) (incorporated by reference to Exhibit 4.23 the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 15, 2024)

4.21	Form of Warrant- Five Year Warrant for Exercise of $6.00 Repriced Warrant (incorporated by reference to Exhibit 4.24 the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 15, 2024)

4.22	Form of Certificate of Amendment to the Certificate of Designation for the Series B Stock (incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on October 3, 2024)

4.23	Form of Warrant (Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on March 27, 2025)

4.24**	Form of Pre-Funded Warrant issued in this Offering.

4.25**	Form of Series A Warrant issued in this Offering.

4.26**	Form of Series B Warrant issued in this Offering.

4.27**	Form of Placement Agent Warrant issued in this Offering.

5.1*	Opinion of Brownstein Hyatt Farber Schreck, LLP.

5.2*	Opinion of Lowenstein Sandler LLP.

10.1+	Soluna Holdings, Inc., formerly known as Mechanical Technology, Incorporated, Amended and Restated 2012 Equity Incentive Plan (incorporated by reference from Exhibit 10.3 of the Company’s Form 10-K Report for the year ended December 31, 2016).

10.2+	Form of Restricted Stock Agreement Notice for Board of Directors and Employees for Soluna Holdings, Inc., formerly known as Mechanical Technology, Incorporated, 2012 Equity Incentive Plan (incorporated by reference from Exhibit 10.2 of the Company’s Form 10-Q Report for the quarter ended June 30, 2012).

10.3+	Form of Incentive Stock Option Notice for Employees for Soluna Holdings, Inc., formerly known as Mechanical Technology, Incorporated, 2012 Equity Incentive Plan (incorporated by reference from Exhibit 10.3 of the Company’s Form 10-Q Report for the quarter ended June 30, 2012).

10.4+	Form of Non-Qualified Stock Option Notice for Employees for Soluna Holdings, Inc., formerly known as Mechanical Technology, Incorporated, 2012 Equity Incentive Plan (incorporated by reference from Exhibit 10.4 of the Company’s Form 10-Q Report for the quarter ended June 30, 2012).

10.5+	Form of Non-Qualified Stock Option Notice for Board of Directors for Soluna Holdings, Inc., formerly known as Mechanical Technology, Incorporated, 2012 Equity Incentive Plan (incorporated by reference from Exhibit 10.5 of the Company’s Form 10-Q Report for the quarter ended June 30, 2012).

10.6+	Form of Restricted Stock Award Agreement under the Soluna Holdings, Inc., formerly known as Mechanical Technology, Incorporated, Amended and Restated 2012 Equity Incentive Plan (incorporated by reference from Exhibit 10.8 of the Company’s Registration Statement on Form 10 filed March 4, 2020).

10.7+	Soluna Holdings, Inc., formerly known as Mechanical Technology, Incorporated, 2014 Equity Incentive Plan (incorporated by reference to Exhibit A to the Registrant’s Proxy Statement on Schedule 14A filed with the Commission on April 25, 2014).

10.8+	Form of Restricted Stock Grant Agreement under the Soluna Holdings, Inc., formerly known as Mechanical Technology, Incorporated, 2014 Equity Incentive Plan (incorporated by reference from Exhibit 10.10 of the Company’s Registration Statement on Form 10 filed March 4, 2020).

10.9+	Form of Nonstatutory Stock Option Grant Agreement under the Soluna Holdings, Inc., formerly known as Mechanical Technology, Incorporated, 2014 Equity Incentive Plan (incorporated by reference from Exhibit 4.3 of the Company’s Registration Statement on Form S-8 (File No. 333-196989) filed with the Commission on June 24, 2014).

10.10+	Form of Incentive Stock Option Grant Agreement under the Soluna Holdings, Inc., formerly known as Mechanical Technology, Incorporated, 2014 Equity Incentive Plan (incorporated by reference from Exhibit 4.4 of the Company’s Registration Statement on Form S-8 (File No. 333-196989) filed with the Commission on June 24, 2014).

10.11+	Amended and Restated Soluna Holdings, Inc., formerly known as Mechanical Technology, Incorporated, 2021 Stock Incentive Plan (incorporated by reference to Exhibit A to the Registrant’s Proxy Statement on Schedule 14A filed with the Commission on October 7, 2021)

10.12+	Form of Stock Option Agreement under the Amended and Restated Soluna Holdings, Inc., formerly known as Mechanical Technology, Incorporated, 2021 Stock Incentive Plan (incorporated by reference from Exhibit 10.11 of the 2021 Form 10-K.)

10.13+	Form of Restricted Stock Agreement under the Amended and Restated Soluna Holdings, Inc., formerly known as Mechanical Technology, Incorporated, 2021 Stock Incentive Plan (incorporated by reference from Exhibit 10.13 of the 2021 Form 10-K.)

10.14+	Form of Restricted Stock Unit Agreement under the Amended and Restated Soluna Holdings, Inc., formerly known as Mechanical Technology, Incorporated, 2021 Stock Incentive Plan (incorporated by reference from Exhibit 10.14 of the 2021 Form 10-K.)

10.15+	Second Amended And Restated 2021 Stock Incentive Plan (Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on June 1, 2022).

10.16+	Form of Option Agreement for the Second Amended And Restated 2021 Stock Incentive Plan (Incorporated by reference as Exhibit 10.7 to the Company’s Current Report on Form 10-Q filed with the SEC on August 15, 2022).

10.17+	Form of Restricted Stock Agreement for the Second Amended And Restated 2021 Stock Incentive Plan (Incorporated by reference as Exhibit 10.8 to the Company’s Current Report on Form 10-Q filed with the SEC on August 15, 2022).

10.18+	Form of Restricted Stock Unit Agreement for the Second Amended And Restated 2021 Stock Incentive Plan (Incorporated by reference as Exhibit 10.9 to the Company’s Current Report on Form 10-Q filed with the SEC on August 15, 2022).

10.19	Class A Preferred Share Purchase Agreement dated January 13, 2020, among Harmattan Energy, Ltd., formerly known as Soluna Technologies, Ltd., Soluna Holdings, Inc., formerly known as Mechanical Technology, Incorporated, and the other investors set forth on Exhibit A thereto (incorporated by reference from Exhibit 10.21 of the Company’s Registration Statement on Form 10 filed March 4, 2020).

10.20	Amended and Restated Contingent Rights Agreement dated November 5, 2021, by and between Harmattan Energy, Ltd. and Soluna Holdings, Inc. (incorporated by reference from Exhibit 10.26 of the 2021 Form 10-K)

10.21	Side Letter Agreement dated January 13, 2020, by and between Harmattan Energy, Ltd., formerly known as Soluna Technologies, Ltd., and Soluna Holdings, Inc., formerly known as Mechanical Technology, Incorporated (incorporated by reference from Exhibit 10.23 of the Company’s Registration Statement on Form 10 filed March 4, 2020).

10.22	Industrial Power Contract dated February 22, 2021, by and between Soluna SW LLC, formerly known as EcoChain Wind, LLC, and a West Kentucky Rural Electric Cooperative Collaboration (incorporated by reference from Exhibit 10.1 of the Company’s Form 10-Q Report for the quarter ended June 30, 2021)

10.23	Form of Guaranty of Rent dated as of May 3, 2021, by and between Soluna Holdings, Inc., formerly known as Mechanical Technology, Incorporated, and a power-providing cooperative (incorporated by reference from Exhibit 10.5 of the Company’s Form 8-K Report filed May 4, 2021).

10.24	Termination Agreement dated August 11, 2021, by and among Soluna Holdings, Inc., formerly known as Mechanical Technology, Incorporated, Soluna Computing, Inc., formerly known as EcoChain, Inc., and Harmattan Energy, Ltd. (incorporated by reference from Exhibit 10.1 of the Company’s Form 8-K Report filed August 12, 2021).

10.25	Securities Purchase Agreement dated October 20, 2021, by and between Soluna Holdings, Inc., formerly known as Mechanical Technology, Incorporated, and accredited investors (incorporated by reference from Exhibit 10.1 of the Company’s Form 8-K Report filed October 25, 2021).

10.26	Registration Rights Agreement dated October 25, 2021, by and between the Company and accredited investors (incorporated by reference from Exhibit 10.2 of the Company’s Form 8-K Report filed October 25, 2021).

10.27	Security Agreement dated October 25, 2021, by and among the Company, MTI Instruments and Soluna Computing, Inc., formerly known as EcoChain, Inc., Soluna MC LLC, formerly known as EcoChain Block LLC, and Soluna SW LLC, formerly known as EcoChain Wind LLC, and Collateral Services LLC (incorporated by reference from Exhibit 10.3 of the Company’s Form 8-K Report filed October 25, 2021).

10.28	Master Equipment Finance Agreement, dated as of December 30, 2021 by and between Soluna MC Borrowing 2021-1 LLC and NYDIG ABL LLC (incorporated by reference from Exhibit 10.1 of the Company’s Form 8-K Report filed January 18, 2022).

10.29	Digital Asset Account Control Agreement, effective as of December 30, 2021 by and among Soluna MC Borrowing 2021-1 LLC, NYDIG ABL LLC and NYDIG Trust Company LLC (incorporated by reference from Exhibit 10.2 of the Company’s Form 8-K Report filed January 18, 2022).

10.30	Guaranty Agreement, dated as of December 30, 2021 by Soluna MC LLC, in favor of NYDIG ABL LLC (incorporated by reference from Exhibit 10.3 of the Company’s Form 8-K Report filed January 18, 2022).

10.31	Consent and Waiver Agreement, dated January 13, 2022, by and among the Company and the purchasers signatory to the Securities Purchase Agreement, dated as of October 20, 2021 (incorporated by reference from Exhibit 10.4 of the Company’s Form 8-K Report filed January 18, 2022).

10.32+	Employment Agreement, by and between Soluna Holdings, Inc. and Michael Toporek, dated as of January 14, 2022 (incorporated by reference from Exhibit 10.1 of the Company’s Form 8-K Report filed January 21, 2022).

10.33	Form of Note by and between Soluna Holdings, Inc. and certain institutional lenders (incorporated by reference from Exhibit 10.53 of the 2021 Form 10-K.)

10.34	Commercial Security Agreement, by and between Soluna Holdings, Inc., formerly known as Mechanical Technology, Incorporated, and KeyBank National Association, dated September 15, 2021 (incorporated by reference from Exhibit 10.54 of the 2021 Form 10-K).

10.35	Promissory Note, by and between Soluna Holdings, Inc., formerly known as Mechanical Technology, Incorporated, and KeyBank National Association, dated September 15, 2021 (incorporated by reference from Exhibit 10.55 of the 2021 Form 10-K).

10.36	Form of Underwriter’s Warrant (Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on October 26, 2022).

10.37	Form of Addendum by and between the Company, Collateral Agent, and each purchaser identified on Schedule A hereto (Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on July 20, 2022).

10.38	Form of Securities Purchase Agreement by and among the Company and the purchasers signatory thereto (Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on July 20, 2022).

10.39	Form of Leak-Out Agreement by and between the Company and the signatory thereto (Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on July 20, 2022).

10.40	Contribution Agreement by and between Soluna Holdings, Inc., Soluna SLC Fund I Projects Holdco, LLC, Soluna DV Devco, LLC, and Soluna DVSL ComputeCo, LLC, dated as of August 5, 2022 (Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on August 11, 2022).

10.41	Form of Addendum Amendment by and Between the Company and the signatories thereof, dated September 13, 2022 (Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on September 14, 2022).

10.42	Form of Series B Consent by and between the Company and the signatory thereof, dated September 13, 2022 (Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on September 14, 2022).

10.43	Form of Securities Purchase Agreement by and between the Company and the purchasers named therein, dated December 5, 2022 (Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on December 5, 2022).

10.44	Form of Warrant (Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on December 5, 2022).

10.45+	Soluna Holdings, Inc. Third Amended and Restated 2021 Stock Incentive Plan (incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on March 13, 2023)

10.46+	Soluna Holdings, Inc. 2023 Stock Incentive Plan (incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on March 13, 2023)

10.47	Purchase of Membership Interests of Soluna DVSL Computeco LLC dated March 10, 2023 (incorporated by reference from Exhibit 10.64 of the Company’s Form 10-K Report for the year ended December 31, 2022 filed on March 31, 2023 (the “2022 Form 10-K”))

10.48	Fourth Amended and Restated LLC Agreement Soluna DVSL Computeco LLC (incorporated by reference from Exhibit 10.65 of the 2022 Form 10-K)

10.49	Data Facility Lease (incorporated by reference from Exhibit 10.66 of the 2022 Form 10-K)

10.50	Amended and Restated Contribution Agreement dated March 10, 2023 (incorporated by reference from Exhibit 10.67 of the 2022 Form 10-K)

10.51	Power Purchase Agreement with Lighthouse Electric Cooperative, Inc. dated February 24, 2023 (incorporated by reference from Exhibit 10.68 of the 2022 Form 10-K)

10.52	Second Addendum Amendment dated as of March 3, 2023 with Convertible Noteholders (incorporated by reference from Exhibit 10.69 of the 2022 Form 10-K)

10.53	Second Amended Agreement dated May 11, 2023 (incorporated by reference to Exhibit 10.70 to the 2023 First Quarter Form 10-Q)

10.54	Contribution Agreement by and among Navitas West Texas Investments, SPV, LLC, Soluna Computing, Inc., and Soluna DV ComputeCo, LLC dated as May 9, 2023 (incorporated by reference to Exhibit 10.71 to the 2023 First Quarter Form 10-Q)

10.55	Amended and Restated Limited Liability Company Agreement of Soluna DV ComputeCo, LLC dated as May 9, 2023 (incorporated by reference to Exhibit 10.72 to the 2023 First Quarter Form 10-Q)

10.56	Loan and Security Agreement Soluna DV ComputeCo, LLC and Navitas West Texas Investments, SPV, LLC dated as of May 9, 2023 (incorporated by reference to Exhibit 10.73 to the 2023 First Quarter Form 10-Q)

10.57+	Amended and Restated 2023 Stock Incentive Plan (incorporated by reference to Appendix B to the definitive proxy statement filed on May 30, 2023)

10.58	Dividend Payment Agreement with the holder of the Series B Preferred Stock (incorporated by reference to Exhibit 10.75 to the 2023 Second Quarter Form 10-Q)

10.59	Third Amendment Agreement with the holders of the Company’s Convertible Notes (incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on November 22, 2023)

10.60+	Amended and Restated Employment Agreement dated November 20, 2023 with John Belizaire (incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on November 29, 2023)

10.61+	Amendment No. 1 to Employment Agreement with Michael Toporeck (incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on November 29, 2023)

10.62	Fourth Amendment Agreement with holders of the Company’s Convertible Notes (incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on March 1, 2024)

10.63	Employment agreement with John Tunison (incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on April 3, 2024)

10.64	Security Agreement between SDI Borrowing - 1, LLC and Soluna2 SLC Fund II Project Holdco LLC, dated as of May 16, 2024 (incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on May 22, 2024)

10.65	Equipment Loan Agreement between SDI Borrowing - 1, LLC and Soluna2 SLC Fund II Project Holdco LLC, dated as of May 16, 2024 (incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on May 22, 2024)

10.66	Form of Common Award Agreement- 2-year vest, 50% per year, no performance (incorporated by reference to Exhibit 10.82 to the Company’s Form 10-Q for the period ended March 31, 2024 (the “2024 First Quarter Form 10-Q”))

10.67	Form of Common Award Agreement- 3-year time vesting (2024 fixed date start) (incorporated by reference to Exhibit 10.83 to the 2024 First Quarter Form 10-Q)

10.68	Form of Common Award Agreement- 3-year time vesting (2025 fixed date start) (incorporated by reference to Exhibit 10.84 to the 2024 First Quarter Form 10-Q)

10.69	Form of Common Award Agreement- 3-year vest, 33% per year, no performance (incorporated by reference to Exhibit 10.85 to the 2024 First Quarter Form 10-Q)

10.70	Form of Common Award Agreement- 4-year vest, 25% per year, no performance (incorporated by reference to Exhibit 10.86 to the 2024 First Quarter Form 10-Q)

10.71	Form of Common Award Agreement- 5-year vest, 20% per year, no performance (incorporated by reference to Exhibit 10.87 to the 2024 First Quarter Form 10-Q)

10.72	Form of Common Award Agreement- Separation vesting (incorporated by reference to Exhibit 10.88 to the 2024 First Quarter Form 10-Q)

10.73	Form of Preferred Award Agreement- Separation vesting (incorporated by reference to Exhibit 10.89 to the 2024 First Quarter Form 10-Q)

10.74	Form of Preferred Award Agreement- Time vesting, June 1, 2025 Start date (incorporated by reference to Exhibit 10.90 to the 2024 First Quarter Form 10-Q)

10.75	Form of Preferred Award Agreement- Time vesting, Start at 12 months (incorporated by reference to Exhibit 10.91 to the 2024 First Quarter Form 10-Q)

10.76	Form of Preferred Award Agreement- Time vesting, Start at 18 months (incorporated by reference to Exhibit 10.92 to the 2024 First Quarter Form 10-Q)

10.77	Form of Preferred Award Agreement- Time vesting, June 1, 2024 Start date (incorporated by reference to Exhibit 10.93 to the 2024 First Quarter Form 10-Q)

10.78	Master Form of True Up Common Award Agreement- 2-year time based vesting (incorporated by reference to Exhibit 10.94 to the 2024 First Quarter Form 10-Q)

10.79	Master Form of True Up Common Award Agreement- 3-year time based vesting (incorporated by reference to Exhibit 10.95 to the 2024 First Quarter Form 10-Q)

10.80	Master Form of True Up Common Award Agreement- 3-year time vesting (2024 fixed date start) (incorporated by reference to Exhibit 10.96 to the 2024 First Quarter Form 10-Q)

10.81	Master Form of True Up Common Award Agreement- 3-year time vesting (2025 fixed date start) (incorporated by reference to Exhibit 10.97 to the 2024 First Quarter Form 10-Q)

10.82	Master Form of True Up Common Award Agreement- 4-year time based vesting (incorporated by reference to Exhibit 10.98 to the 2024 First Quarter Form 10-Q)

10.83	Master Form of True Up Common Award Agreement- 5-year time based vesting (incorporated by reference to Exhibit 10.99 to the 2024 First Quarter Form 10-Q)

10.84	Master Form of True Up Common Award Agreement- Separation vesting (incorporated by reference to Exhibit 10.100 to the 2024 First Quarter Form 10-Q)

10.85	Soluna Holdings, Inc. Fourth Amended and Restated 2021 Stock Incentive Plan (incorporated by reference to the definitive proxy statement filed with the SEC on April 29, 2024)

10.86	Soluna Holdings, Inc. Fifth Amended and Restated 2021 Stock Incentive Plan (incorporated by reference to the definitive proxy statement filed with the SEC on October 28, 2024)

10.87	Soluna Holdings, Inc. Second Amended and Restated 2023 Stock Incentive Plan (incorporated by reference to the definitive proxy statement filed with the SEC on April 29, 2024)

10.88	Side Letter Agreement, dated July 22, 2023 by and between Soluna Digital, Inc. and Soluna2 SLC Fund II Project Holdco LLC (incorporated by reference to Exhibit 10.101 to the Company’s Form 10-Q for the period ended June 30, 2024 (the “2024 Second Quarter Form 10-Q”))

10.89	Payoff Letter between SDI SL Borrowing - 1, LLC and Soluna2 SLC Fund II Project Holdco LLC, dated July 22, 2023 (incorporated by reference to Exhibit 10.102 to the 2024 Second Quarter Form 10-Q)

10.90	Assignment of Equipment and Debt Agreement by and between Soluna DVSL II Computeco, LLC and SDI SL Borrowing - 1, LLC, dated July 22, 2024 (incorporated by reference to Exhibit 10.103 to the 2024 Second Quarter Form 10-Q)

10.91	Assignment of Equipment Agreement by and between Soluna EPC Services, LLC and Soluna DVSL II Computeco, LLC, dated July 22, 2024 (incorporated by reference to Exhibit 10.104 to the 2024 Second Quarter Form 10-Q)

10.92	HPE Greenlake Services Custom Statement of Work, dated June 18, 2024 (incorporated by reference to Exhibit 10.105 to the 2024 Second Quarter Form 10-Q)

10.93#	Promissory Note between Soluna AL Cloudco, LLC and [***], dated June 20, 2024 (incorporated by reference to Exhibit 10.106 to the 2024 Second Quarter Form 10-Q)

10.94#	Note Purchase Agreement by and among Soluna AL Cloudco, LLC, Soluna Cloud, Inc., Soluna Holdings, Inc. and [***] (incorporated by reference to Exhibit 10.107 to the 2024 Second Quarter Form 10-Q)

10.95#	Guaranty Agreement between Soluna Cloud, Inc. and [***] dated June 20, 2024 (incorporated by reference to Exhibit 10.108 to the 2024 Second Quarter Form 10-Q)

10.96	First Amendment to Note Purchase Agreement, dated July 12, 2024, by and between Soluna AL CloudCo, LLC, Soluna Cloud, Inc, Soluna Holdings, Inc. and GreenCloud Partners, LLC

10.97	Standby Equity Purchase Agreement between the Company and YA PN, LTD. (incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on September 9, 2024)

10.98	Registration Rights Agreement between the Company and YA PN, LTD. (incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on September 9, 2024)

10.99	Consent, Waiver, and Mutual Release Agreement, dated October 1, 2024 (incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on October 3, 2024)

10.100	Form of Payment Agreement by and between the Company and Alpha Capital Anstalt, dated October 1, 2024 (incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on October 3, 2024)

10.101	Form of Payment Agreement by and between the Company and 3i, LP, dated October 1, 2024 (incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on October 3, 2024)

10.102	Form of Payment Agreement by and between the Company and Supereight Capital Holdings Ltd., dated October 1, 2024 (incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on October 3, 2024)

10.103	Form of Assignment and Assumption Agreement, dated October 1, 2024 (incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on October 3, 2024)

10.104	Amendment No. 1 to the Securities Purchase Agreement with the Series B Holder (incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on October 3, 2024)

10.105	General Release Agreement by and between the Company and Univest Securities, LLC, dated October 1, 2024 (incorporated by reference to Exhibit 10.119 to the Company’s Registration Statement on Form S-1 filed with the SEC on November 12, 2024).

10.106	Conversion Agreement, dated December 12, 2024, between the Company and the Noteholders (incorporated by reference to the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2025)

10.107	Consent and Waiver Agreement between the Company and the Series B Holder, dated October 1, 2024 (incorporated by reference to Exhibit 10.120 to the Company’s Registration Statement on Form S-1 filed with the SEC on January 15, 2025).

10.108	Loan Agreement, dated as of March 12, 2025, by and among Soluna SW LLC, Soluna SW Holdings, LLC and Galaxy Digital LLC (incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on March 18, 2025)

10.109	Security Agreement, dated as of March 12, 2025, by and among Soluna SW LLC, Soluna SW Holdings, LLC and Galaxy Digital LLC (incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on March 18, 2025)

10.110	Limited Guaranty Agreement, dated as of March 12, 2025, between Soluna Digital, Inc. and Galaxy Digital LLC (incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on March 18, 2025)

10.111	Modification Agreement, dated March 21, 2025, by and between Soluna AL CloudCo, LLC, Soluna Cloud, Inc., the Company, and the Investor (incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on March 27, 2025)

10.112	At the Market Offering Agreement, dated April 29, 2025, by and between Soluna Holdings, Inc. and H.C. Wainwright & Co., LLC (incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on April 29, 2025)

10.113**	Form of Securities Purchase Agreement to be entered into in this Offering.

21.1	Subsidiaries of Securities (incorporated by reference to the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2025)

23.1**	Consent of UHY LLP.

23.2*	Consent of Brownstein Hyatt Farber Schreck, LLP (including as part of Exhibit 5.1).

23.3*	Consent of Lowenstein Sandler LLP (including as part of Exhibit 5.2).

24.1**	Power of Attorney.

107**	Filing Fee Table

101.INS	Inline XBRL Instance Document

101.SCH	Inline XBRL Taxonomy Extension Schema Document

101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	Inline XBRL Taxonomy Definition Linkbase Document

101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.
**	Previously filed.
†	Indicates a management contract or compensation plan, contract or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Albany, State of New York, on July 11, 2025.

SOLUNA HOLDINGS, INC.

By:	/s/ John Belizaire
John Belizaire
Chief Executive Officer and Director
(Principal Executive Officer)

By:	/s/ John Tunison
John Tunison
Chief Financial Officer
(Principal Financial and Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Person	Capacity	Date

/s/ John Belizaire	Chief Executive Officer, Director	July 11, 2025
John Belizaire	(Principal Executive Officer)

/s/ John Tunison	Chief Financial Officer, Director	July 11, 2025
John Tunison	(Principal Financial Officer)

*	Chief Accounting Officer	July 11, 2025
Jessica L. Thomas	(Principal Accounting Officer)

*	Executive Chairman	July 11, 2025
Michael Toporek

*	Director	July 11, 2025
David Michaels

*	Director	July 11, 2025
Edward R. Hirshfield

*	Director	July 11, 2025
Matthew E. Lipman

*	Director	July 11, 2025
Thomas J. Marusak

*	Director	July 11, 2025
William Hazelip

*	Director	July 11, 2025
William Phelan

*	Director	July 11, 2025
John Bottomley